EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-KSB (the “Report”) of One Link 4 Travel, Inc. (the “Company”) for the year ended December 31, 2004, each of the undersigned, F. W. Guerin, the President and Chief Executive Officer of the Company, and Alan K. Geddes, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

    (1)        the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated April 15, 2005 Dated: April 15, 2005	/s/ F. W. Guerin F. W. Guerin, President and Chief Executive Officer /s/ Alan K. Geddes Alan K. Geddes, Chief Financial Officer

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